EXHIBIT 99.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of the Bunge Management Services Inc. Savings Plan (the "Plan") on Form 11-K for the plan year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned does hereby certify that, to the best of such officer's knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


Date:    June 30, 2003

                                       /s/ T.K. Chopra
                                       -------------------------
                                       T.K. Chopra
                                       Plan Trustee